UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2024

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street N.W., Suite 2500
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
Invesco Mortgage Capital, Inc. (the “Company”) is disclosing certain preliminary financial information for the quarter ended June 30, 2024.
Preliminary Financial Information as of June 30, 2024:
•Total investment portfolio of $5.0 billion, including $4.4 billion of Agency residential mortgage-backed securities, $0.4 billion of Agency commercial mortgage-backed securities and $0.2 billion of to-be-announced securities (“TBAs”)(1)
•Unrestricted cash and unencumbered investments totaling approximately $446 million
•Debt-to-equity ratio(2) is estimated to be 5.6x
•Economic debt-to-equity ratio(3) is estimated to be 5.9x

(1) Represents the implied cost basis of TBAs that are accounted for as derivative financial instruments under U.S. Generally Accepted Accounting Principles (“GAAP”).
(2) Debt-to-equity ratio is a U.S. GAAP financial measure calculated as the ratio of total repurchase agreements ($4.3 billion as of June 30, 2024) to total stockholders' equity.
(3) Economic debt-to-equity ratio is a non-GAAP financial measure calculated as the ratio of total repurchase agreements ($4.3 billion as of June 30, 2024) and TBAs at implied cost basis ($0.2 billion as of June 30, 2024) to total stockholders' equity. Refer to the section titled “Non-GAAP Financial Measures” below for additional information.

The above information is preliminary and subject to completion, including the completion of customary financial statement closing and review procedures for the quarter ended June 30, 2024. As a result, the preliminary financial information set forth above reflects the Company's estimates with respect to such information, based on information currently available to management, and may vary from the Company's actual financial results as of and for the periods noted above. These preliminary estimates are not a comprehensive statement or estimate of the Company's financial results or financial condition. Further, these estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP, and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, a reader should not place undue reliance on these estimates.

These preliminary estimates, which are the responsibility of the Company's management, were prepared by the Company's management and are based upon a number of assumptions. Additional items that may require adjustments to these estimates may be identified and could result in material changes to these estimates. These estimates are inherently uncertain and the Company undertakes no obligation to update this information. The preliminary financial data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company's management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Non-GAAP Financial Measures

The Company presents an economic debt-to-equity ratio, a non-GAAP financial measure of leverage that considers the impact of the off-balance sheet financing of its investments in TBAs that are accounted for as derivative instruments under U.S. GAAP. The Company includes its TBAs at implied cost basis in its measure of leverage because a forward contract to acquire Agency RMBS in the TBA market carries similar risks to Agency RMBS purchased in the cash market and funded with on-balance sheet liabilities. Similarly, a contract for the forward sale of Agency RMBS has substantially the same effect as selling the underlying Agency RMBS and reducing the Company's on-balance sheet funding commitments. The Company believes that presenting its economic debt-to-equity ratio, when considered together with its U.S. GAAP financial measure of debt-to-equity ratio, provides information that is useful to investors in understanding how management evaluates at-risk leverage and gives investors a comparable statistic to those of other mortgage REITs who also invest in TBAs and present a similar non-GAAP measure of leverage.

Item 8.01	Other Events.
The Company is disclosing the following preliminary financial information as of July 12, 2024.
• Book value per common share is estimated to be in the range of $9.49 to $9.87(1).
(1) Book value per common share as of July 12, 2024 is adjusted to exclude a pro rata portion of the current quarter’s common stock dividend (which for purposes of this calculation is assumed to be the same as the previous quarter) and is calculated as total stockholders' equity less the liquidation preference of the Company's Series B Preferred Stock and Series C Preferred Stock ($106.2 million and $183.4 million, respectively), divided by total common shares outstanding of 50.6 million.

The text of Item 2.02 above, with respect to such preliminary financial information, is incorporated herein by reference.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K may include statements and information that constitute "forward-looking statements" within the meaning of the U.S. securities laws as defined in the Private Securities Litigation Reform Act of 1995, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. These forward-looking statements include those related to our intention and ability to pay dividends, estimated book value per share and estimated leverage, as well as any other statements other than statements of historical fact. The words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” and any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks identified under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K and quarterly reports on Form 10-Q, which are available on the Securities and Exchange Commission’s website at www.sec.gov. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: July 17, 2024